UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2005

Glenayre Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

11360 Lakefield Drive, Duluth, Georgia	30097

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 770-283-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10.1 GLENAYRE TECHNOLOGIES, INC. INCENTIVE PLAN

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2005, the Board of Directors of Glenayre Technologies, Inc. adopted the Glenayre Technologies, Inc. Incentive Plan (the “Incentive Plan”). A copy of the Incentive Plan is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Glenayre Technologies, Inc. Incentive Plan*

*	Management Contract

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc
Dated: March 11, 2005	By:	/s/ Debra Ziola
		Name:	Debra Ziola
		Title:	Senior Vice President and Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: March 11, 2005           Commission File No: 0-15761

Glenayre Technologies, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Glenayre Technologies, Inc. Incentive Plan*

*	Management Contract